Hit Discovery Divestiture - Schedule of Fair Value of Total Consideration to Be Received Used in Calculating Gain on Hit Discovery Divestiture (Detail) $ in Thousands	Sep. 30, 2020 USD ($)
Cash consideration:
Cash due at closing	$ 2,961
Installment receivable	12,593
Non-cashconsideration:
Equity consideration	10,000
Total fair value of consideration	$ 25,554